2010 Annual Report


RiverSource(R)
Employee Benefit Annuity



                                                    (RIVERSOURCE ANNUITIES LOGO)



                                                         (CHOOSE PAPERLESS LOGO)

S-6177 AD (4/11)           Issued by: RiverSource Life Insurance Co. of New York

                       THIS PAGE LEFT BLANK INTENTIONALLY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
We have audited the accompanying individual statements of assets and liabilities of the divisions of RiverSource of New York Account 4 - RiverSource(R) Employee Benefit Annuity (the Account) sponsored by RiverSource Life Insurance Co. of New York, referred to in Note 1, as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the divisions of RiverSource of New York Account 4 - RiverSource(R) Employee Benefit Annuity, referred to in Note 1, at December 31, 2010, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                             (Ernst & Young LLP Signature)

Minneapolis, Minnesota

April 22, 2011


--------------------------------------------------------------------------------
                    RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                   AB VPS        COL VP          COL VP            COL VP           COL VP
                                                 GRO & INC,       BAL,         CASH MGMT,         DIV BOND,      DIV EQ INC,
DEC. 31, 2010                                       CL B          CL 3            CL 3              CL 3             CL 3
 ASSETS
Investments, at fair value(1),(2)                $3,252,884    $33,488,702     $2,506,941        $17,145,050     $11,507,646
Dividends receivable                                     --             --              1                 --              --
Accounts receivable from RiverSource Life of
  NY for certificate purchase payments                   --             --             --                 --              --
Receivable for share redemptions                      3,043             --             --                 --              --
----------------------------------------------------------------------------------------------------------------------------
Total assets                                      3,255,927     33,488,702      2,506,942         17,145,050      11,507,646
----------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                    2,758         28,460          2,141             14,587           9,768
    Certificate terminations                            285         25,463             22              4,732          14,026
Payable for investments purchased                        --             --             --                 --              --
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     3,043         53,923          2,163             19,319          23,794
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to certificates in
  accumulation period                             3,204,598     32,235,421      2,345,885         16,940,104      11,403,329
Net assets applicable to certificates in
  payment period                                     48,286      1,199,358        158,894            185,627          80,523
----------------------------------------------------------------------------------------------------------------------------
Total net assets                                 $3,252,884    $33,434,779     $2,504,779        $17,125,731     $11,483,852
----------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               191,234      2,421,454      2,506,941          1,558,641         873,777
(2) Investments, at cost                         $3,908,714    $35,993,061     $2,505,966        $16,811,867     $10,641,307
----------------------------------------------------------------------------------------------------------------------------


                                                   COL VP        COL VP          COL VP            COL VP           COL VP
                                                  DYN EQ,     GLOBAL BOND,   HI YIELD BOND,   MID CAP GRO OPP,   LG CAP GRO,
DEC. 31, 2010 (CONTINUED)                           CL 3          CL 3            CL 3              CL 3             CL 3
 ASSETS
Investments, at fair value(1),(2)               $33,158,679     $2,868,217     $4,526,016        $16,156,954      $1,923,346
Dividends receivable                                     --             --             --                 --              --
Accounts receivable from RiverSource Life of
  NY for certificate purchase payments                   --             --             --                 --              43
Receivable for share redemptions                         --             --             --                 --              --
----------------------------------------------------------------------------------------------------------------------------
Total assets                                     33,158,679      2,868,217      4,526,016         16,156,954       1,923,389
----------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                   28,177          2,442          3,857             13,718           1,630
    Certificate terminations                         24,428          4,760         14,359             13,970              --
Payable for investments purchased                        --             --             --                 --              --
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    52,605          7,202         18,216             27,688           1,630
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to certificates in
  accumulation period                            32,366,718      2,807,399      4,363,442         15,848,339       1,911,491
Net assets applicable to certificates in
  payment period                                    739,356         53,616        144,358            280,927          10,268
----------------------------------------------------------------------------------------------------------------------------
Total net assets                                $33,106,074     $2,861,015     $4,507,800        $16,129,266      $1,921,759
----------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                             1,716,288        245,147        653,105          1,111,972         282,015
(2) Investments, at cost                        $40,954,171     $2,700,807     $4,530,638        $13,097,670      $1,782,130
----------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                             COL VP      WF ADV VT
                                                                           INTL OPP,    SM CAP GRO,
DEC. 31, 2010 (CONTINUED)                                                     CL 3          CL 2
 ASSETS
Investments, at fair value(1),(2)                                         $16,757,560    $3,279,015
Dividends receivable                                                               --            --
Accounts receivable from RiverSource Life of NY for certificate purchase
  payments                                                                         --           159
Receivable for share redemptions                                                   --         2,783
---------------------------------------------------------------------------------------------------
Total assets                                                               16,757,560     3,281,957
---------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                                             14,323         2,783
    Certificate terminations                                                   14,146            --
Payable for investments purchased                                                  --           159
---------------------------------------------------------------------------------------------------
Total liabilities                                                              28,469         2,942
---------------------------------------------------------------------------------------------------
Net assets applicable to certificates in accumulation period               16,450,267     3,230,116
Net assets applicable to certificates in payment period                       278,824        48,899
---------------------------------------------------------------------------------------------------
Total net assets                                                          $16,729,091    $3,279,015
---------------------------------------------------------------------------------------------------
(1) Investment shares                                                       1,387,215       407,331
(2) Investments, at cost                                                  $16,932,209    $2,820,512
---------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                    RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT  3

STATEMENTS OF OPERATIONS

                                                  AB VPS        COL VP          COL VP            COL VP           COL VP
                                                GRO & INC,       BAL,         CASH MGMT,         DIV BOND,      DIV EQ INC,
YEAR ENDED DEC. 31, 2010                           CL B          CL 3            CL 3              CL 3             CL 3
 INVESTMENT INCOME
Dividend income                                  $      --     $       --     $      276        $   991,977      $       --
Variable account expenses                           32,857        329,204         27,718            177,399         109,648
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (32,857)      (329,204)       (27,442)           814,578        (109,648)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                            865,012     45,853,110      4,162,722         20,292,957      14,441,212
    Cost of investments sold                     1,168,924     46,847,922      4,162,186         20,232,464      14,581,799
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (303,912)      (994,812)           536             60,493        (140,587)
Net change in unrealized appreciation or
  depreciation of investments                      679,379      4,843,965           (536)           371,119       1,822,636
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     375,467      3,849,153             --            431,612       1,682,049
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $  342,610    $ 3,519,949     $  (27,442)       $ 1,246,190     $ 1,572,401
---------------------------------------------------------------------------------------------------------------------------


                                                  COL VP        COL VP          COL VP            COL VP           COL VP
                                                 DYN EQ,     GLOBAL BOND,   HI YIELD BOND,   MID CAP GRO OPP,   LG CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)               CL 3          CL 3            CL 3              CL 3             CL 3
 INVESTMENT INCOME
Dividend income                                 $       --     $  138,362     $  400,234         $       --      $       --
Variable account expenses                          315,571         30,587         45,309            149,241          17,711
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (315,571)       107,775        354,925           (149,241)        (17,711)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                         51,140,182      3,776,437      5,789,798         17,598,798       2,233,597
    Cost of investments sold                    53,240,458      3,735,630      5,828,531         17,486,024       2,253,851
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                   (2,100,276)        40,807        (38,733)           112,774         (20,254)
Net change in unrealized appreciation or
  depreciation of investments                    7,157,484         13,485        228,056          3,418,675         308,345
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   5,057,208         54,292        189,323          3,531,449         288,091
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $ 4,741,637     $  162,067     $  544,248        $ 3,382,208      $  270,380
---------------------------------------------------------------------------------------------------------------------------


                                                                                                  COL VP         WF ADV VT
                                                                                                 INTL OPP,      SM CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                                                               CL 3             CL 2
 INVESTMENT INCOME
Dividend income                                                                                 $   231,581         $    --
Variable account expenses                                                                           160,368          30,579
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                      71,213         (30,579)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                                                          23,307,629         641,044
    Cost of investments sold                                                                     23,786,731         648,410
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                                                                      (479,102)         (7,366)
Net change in unrealized appreciation or
  depreciation of investments                                                                     2,270,056         737,734
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                    1,790,954         730,368
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                                                      $1,862,167        $699,789
---------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                     AB VPS         COL         COL VP        COL VP        COL VP
                                                   GRO & INC,     VP BAL,     CASH MGMT,    DIV BOND,    DIV EQ INC,
YEAR ENDED DEC. 31, 2010                              CL B          CL 3         CL 3          CL 3          CL 3
 OPERATIONS
Investment income (loss) -- net                    $  (32,857)  $  (329,204)  $  (27,442)  $   814,578   $  (109,648)
Net realized gain (loss) on sales of investments     (303,912)     (994,812)         536        60,493      (140,587)
Net change in unrealized appreciation or
  depreciation of investments                         679,379     4,843,965         (536)      371,119     1,822,636
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     342,610     3,519,949      (27,442)    1,246,190     1,572,401
--------------------------------------------------------------------------------------------------------------------

 CERTIFICATE TRANSACTIONS
Certificate purchase payments                          48,507       280,449      121,694        90,093       197,037
Net transfers(1)                                     (322,151)   (1,029,963)    (379,411)      331,532      (269,183)
Transfers for policy loans                              4,216        68,277        4,432        20,288        23,078
Adjustments to net assets allocated to
  certificates in payment period                      (10,826)     (129,434)      (5,266)      (22,680)      (18,403)
Certificate charges                                    (2,529)      (30,859)      (2,215)      (13,960)       (8,282)
Certificate terminations:
    Surrender benefits                               (408,260)   (3,321,526)    (396,741)   (2,093,151)   (1,567,062)
    Death benefits                                     (2,533)     (614,085)     (11,524)     (412,220)      (87,884)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions    (693,576)   (4,777,141)    (669,031)   (2,100,098)   (1,730,699)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     3,603,850    34,691,971    3,201,252    17,979,639    11,642,150
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $3,252,884   $33,434,779   $2,504,779   $17,125,731   $11,483,852
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              3,979,164     7,657,840    1,105,241     3,078,669     8,762,658
Certificate purchase payments                          53,578        62,363       44,645        14,936       145,529
Net transfers(1)                                     (364,667)     (231,399)    (138,555)       54,566      (214,362)
Transfers for policy loans                              4,644        15,396        1,622         3,346        17,144
Certificate charges                                    (2,812)       (6,946)        (810)       (2,316)       (6,162)
Certificate terminations:
    Surrender benefits                               (450,674)     (705,240)    (145,260)     (346,830)   (1,171,604)
    Death benefits                                     (2,730)     (175,942)      (4,215)      (68,217)      (68,208)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    3,216,503     6,616,072      862,668     2,734,154     7,464,995
--------------------------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                    RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT  5

STATEMENTS OF CHANGES IN NET ASSETS

                                                    COL VP        COL VP        COL VP        COL VP        COL VP
                                                   DYN EQ,     GLOBAL BOND,    HI YIELD    MID CAP GRO   LG CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                 CL 3          CL 3       BOND, CL 3    OPP, CL 3        CL 3
 OPERATIONS
Investment income (loss) -- net                  $  (315,571)   $  107,775    $  354,925   $  (149,241)   $  (17,711)
Net realized gain (loss) on sales of
  investments                                     (2,100,276)       40,807       (38,733)      112,774       (20,254)
Net change in unrealized appreciation or
  depreciation of investments                      7,157,484        13,485       228,056     3,418,675       308,345
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  4,741,637       162,067       544,248     3,382,208       270,380
--------------------------------------------------------------------------------------------------------------------

 CERTIFICATE TRANSACTIONS
Certificate purchase payments                        433,190        16,912        47,520       172,931        33,112
Net transfers(1)                                  (1,138,638)       15,744        54,893      (499,967)         (716)
Transfers for policy loans                            89,834         6,294         5,723        37,177         8,464
Adjustments to net assets allocated to
  certificates in payment period                     (93,404)       (6,868)      (16,981)      (36,802)         (666)
Certificate charges                                  (36,624)       (2,169)       (3,176)      (15,586)       (1,253)
Certificate terminations:
    Surrender benefits                            (3,563,491)     (578,037)     (609,088)   (2,108,091)     (188,846)
    Death benefits                                  (399,951)       (9,852)     (167,433)     (133,855)      (25,006)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate
  transactions                                    (4,709,084)     (557,976)     (688,542)   (2,584,193)     (174,911)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   33,073,521     3,256,924     4,652,094    15,331,251     1,826,290
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $33,106,074    $2,861,015    $4,507,800   $16,129,266    $1,921,759
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             6,375,090     1,749,341     2,530,691    12,719,426     2,659,237
Certificate purchase payments                         83,335         9,156        25,300       135,727        46,967
Net transfers(1)                                    (220,577)       10,021        27,594      (395,068)        1,431
Transfers for policy loans                            17,369         3,377         3,085        29,694        11,987
Certificate charges                                   (7,082)       (1,163)       (1,691)      (12,439)       (1,790)
Certificate terminations:
    Surrender benefits                              (678,890)     (310,865)     (323,443)   (1,673,951)     (270,188)
    Death benefits                                   (78,048)       (5,242)      (90,668)     (106,533)      (35,748)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   5,491,197     1,454,625     2,170,868    10,696,856     2,411,896
--------------------------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            COL VP       WF ADV
                                                                          INTL OPP,     VT SM CAP
YEAR ENDED DEC. 31, 2010 (CONTINUED)                                         CL 3       GRO, CL 2
 OPERATIONS
Investment income (loss) -- net                                          $    71,213   $  (30,579)
Net realized gain (loss) on sales of investments                            (479,102)      (7,366)
Net change in unrealized appreciation or depreciation of investments       2,270,056      737,734
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            1,862,167      699,789
-------------------------------------------------------------------------------------------------

 CERTIFICATE TRANSACTIONS
Certificate purchase payments                                                220,294       63,430
Net transfers(1)                                                            (578,229)    (180,796)
Transfers for policy loans                                                    25,096       11,958
Adjustments to net assets allocated to certificates in payment period         67,659       (5,111)
Certificate charges                                                          (15,482)      (2,148)
Certificate terminations:
    Surrender benefits                                                    (2,153,193)    (362,431)
    Death benefits                                                          (194,012)      (5,680)
-------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions                         (2,627,867)    (480,778)
-------------------------------------------------------------------------------------------------
Net assets at beginning of year                                           17,494,791    3,060,004
-------------------------------------------------------------------------------------------------
Net assets at end of year                                                $16,729,091   $3,279,015
-------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                     9,547,396    2,621,724
Certificate purchase payments                                                121,843       50,987
Net transfers(1)                                                            (319,341)    (151,391)
Transfers for policy loans                                                    14,389        9,600
Certificate charges                                                           (8,564)      (1,742)
Certificate terminations:
    Surrender benefits                                                    (1,193,414)    (287,988)
    Death benefits                                                          (113,846)      (4,388)
-------------------------------------------------------------------------------------------------
Units outstanding at end of year                                           8,048,463    2,236,802
-------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                    RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT  7

STATEMENTS OF CHANGES IN NET ASSETS

                                                      AB VPS        COL VP        COL VP        COL VP        COL VP
                                                       GRO &         BAL,       CASH MGMT,    DIV BOND,    DIV EQ INC,
YEAR ENDED DEC. 31, 2009                               CL B          CL 3          CL 3          CL 3          CL 3
 OPERATIONS
Investment income (loss) -- net                     $   88,874   $  (331,689)  $   (40,477)  $   541,592   $  (106,935)
Net realized gain (loss) on sales of investments      (681,075)   (2,903,728)          297      (149,213)   (1,096,798)
Net change in unrealized appreciation or
  depreciation of investments                        1,189,710    10,026,500         4,054     1,845,173     3,588,300
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      597,509     6,791,083       (36,126)    2,237,552     2,384,567
----------------------------------------------------------------------------------------------------------------------

 CERTIFICATE TRANSACTIONS
Certificate purchase payments                           59,592       427,805        22,208       130,852       241,415
Net transfers(1)                                      (209,361)   (1,822,594)     (336,648)    1,092,531      (755,151)
Transfers for policy loans                               9,776        82,403         7,531        23,552        35,581
Adjustments to net assets allocated to
  certificates in payment period                        (9,802)     (120,962)       (5,583)      (22,815)      (14,378)
Certificate charges                                     (3,107)      (35,966)       (3,459)      (16,202)       (9,710)
Certificate terminations:
    Surrender benefits                                (745,788)   (4,442,294)   (2,037,638)   (2,952,727)   (1,834,736)
    Death benefits                                     (32,767)     (382,918)      (17,486)     (227,226)      (82,466)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions     (931,457)   (6,294,526)   (2,371,075)   (1,972,035)   (2,419,445)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      3,937,798    34,195,414     5,608,453    17,714,122    11,677,028
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $3,603,850   $34,691,971   $ 3,201,252   $17,979,639   $11,642,150
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               5,186,249     9,310,569     1,962,361     3,435,864    11,091,888
Certificate purchase payments                           77,220       118,352         8,035        24,159       226,547
Net transfers(1)                                      (307,939)     (516,297)     (122,081)      196,729      (802,358)
Transfers for policy loans                              12,979        22,701         2,727         4,381        33,423
Certificate charges                                     (4,071)       (9,639)       (1,255)       (2,981)       (9,032)
Certificate terminations:
    Surrender benefits                                (944,291)   (1,167,681)     (738,212)     (536,913)   (1,702,741)
    Death benefits                                     (40,983)     (100,165)       (6,334)      (42,570)      (75,069)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     3,979,164     7,657,840     1,105,241     3,078,669     8,762,658
----------------------------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                  COL VP        COL VP          COL VP        COL VP MID       COL VP
                                                 DYN EQ,     GLOBAL BOND,   HI YIELD BOND,   CAP GRO OPP,   LG CAP GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               CL 3          CL 3            CL 3            CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                $  (304,723)   $   23,535      $   405,078     $  (138,285)   $  (16,120)
Net realized gain (loss) on sales of
  investments                                   (4,855,799)      (10,878)        (353,256)       (839,237)     (194,423)
Net change in unrealized appreciation or
  depreciation of investments                   11,403,225       273,927        1,780,646       7,387,087       687,488
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      6,242,703       286,584        1,832,468       6,409,565       476,945
-----------------------------------------------------------------------------------------------------------------------

 CERTIFICATE TRANSACTIONS
Certificate purchase payments                      550,266        11,982           43,522         215,729        32,140
Net transfers(1)                                (1,722,112)      110,909          (29,140)       (513,012)      (84,516)
Transfers for policy loans                         122,505         5,339            5,845          44,325         6,416
Adjustments to net assets allocated to
  certificates in payment period                   (82,297)       (6,368)         (14,419)        (29,681)        9,439
Certificate charges                                (41,553)       (2,371)          (3,594)        (16,707)       (1,306)
Certificate terminations:
    Surrender benefits                          (4,244,033)     (438,391)        (860,274)     (2,092,813)     (205,568)
    Death benefits                                (326,863)     (102,872)        (143,518)       (125,823)       (7,671)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate
  transactions                                  (5,744,087)     (421,772)      (1,001,578)     (2,517,982)     (251,066)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 32,574,905     3,392,112        3,821,204      11,439,668     1,600,411
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $33,073,521    $3,256,924      $ 4,652,094     $15,331,251    $1,826,290
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           7,728,812     2,010,076        3,176,916      15,368,582     3,176,885
Certificate purchase payments                      135,465         6,900           29,708         239,068        58,669
Net transfers(1)                                  (441,905)       43,872           36,214        (608,738)     (186,904)
Transfers for policy loans                          30,380         3,093            4,010          50,752        11,600
Certificate charges                                (10,058)       (1,377)          (2,455)        (17,842)       (2,353)
Certificate terminations:
    Surrender benefits                            (994,317)     (251,816)        (607,998)     (2,180,597)     (385,206)
    Death benefits                                 (73,287)      (61,407)        (105,704)       (131,799)      (13,454)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 6,375,090     1,749,341        2,530,691      12,719,426     2,659,237
-----------------------------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                    RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           COL VP      WF ADV VT
                                                                         INTL OPP,    SM CAP GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                                        CL 3          CL 2
 OPERATIONS
Investment income (loss) -- net                                         $    89,745    $  (26,651)
Net realized gain (loss) on sales of investments                         (1,453,080)     (309,890)
Net change in unrealized appreciation or depreciation of investments      5,078,838     1,418,876
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           3,715,503     1,082,335
-------------------------------------------------------------------------------------------------

 CERTIFICATE TRANSACTIONS
Certificate purchase payments                                               226,600        74,657
Net transfers(1)                                                           (945,997)      (19,404)
Transfers for policy loans                                                   38,492        13,350
Adjustments to net assets allocated to certificates in payment period       (35,935)       (4,076)
Certificate charges                                                         (18,238)       (2,225)
Certificate terminations:
    Surrender benefits                                                   (2,421,344)     (495,395)
    Death benefits                                                         (164,712)      (33,721)
-------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions                        (3,321,134)     (466,814)
-------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          17,100,422     2,444,483
-------------------------------------------------------------------------------------------------
Net assets at end of year                                               $17,494,791    $3,060,004
-------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                   11,785,068     3,168,358
Certificate purchase payments                                               152,674        85,702
Net transfers(1)                                                           (720,933)      (61,253)
Transfers for policy loans                                                   26,529        15,432
Certificate charges                                                         (12,185)       (2,491)
Certificate terminations:
    Surrender benefits                                                   (1,575,064)     (544,613)
    Death benefits                                                         (108,693)      (39,411)
-------------------------------------------------------------------------------------------------
Units outstanding at end of year                                          9,547,396     2,621,724
-------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
RiverSource of New York Account 4 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Insurance Department.

The Account is used as a funding vehicle for RiverSource(R) Employee Benefit Annuity issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through RiverSource(R) Employee Benefit Annuity and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.

DIVISION                        FUND
-------------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B          AllianceBernstein VPS Growth and Income Portfolio (Class B)
Col VP Bal, Cl 3                Columbia Variable Portfolio - Balanced Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Balanced
                                  Fund (Class 3))
Col VP Cash Mgmt, Cl 3          Columbia Variable Portfolio - Cash Management Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Cash
                                  Management Fund (Class 3))
Col VP Div Bond, Cl 3           Columbia Variable Portfolio - Diversified Bond Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Diversified
                                  Bond Fund (Class 3))
Col VP Div Eq Inc, Cl 3         Columbia Variable Portfolio - Diversified Equity Income Fund
                                  (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Diversified
                                  Equity Income Fund (Class 3))
Col VP Dyn Eq, Cl 3             Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Dynamic
                                  Equity Fund (Class 3))
Col VP Global Bond, Cl 3        Columbia Variable Portfolio - Global Bond Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Global Bond
                                  Fund (Class 3))
Col VP Hi Yield Bond, Cl 3      Columbia Variable Portfolio - High Yield Bond Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - High Yield
                                  Bond Fund (Class 3))
Col VP Mid Cap Gro Opp, Cl 3    Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund
                                  (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Mid Cap
                                  Growth Fund (Class 3))
Col VP Lg Cap Gro, Cl 3         Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)
                                  (previously RVST Seligman Variable Portfolio - Growth Fund
                                  (Class 3))
Col VP Intl Opp, Cl 3           Columbia Variable Portfolio - International Opportunity Fund
                                  (Class 3)
                                  (previously RVST Threadneedle Variable
                                  Portfolio - International Opportunity Fund (Class 3))
WF Adv VT Sm Cap Gro, Cl 2      Wells Fargo Advantage VT Small Cap Growth Fund - Class 2
-------------------------------------------------------------------------------------------------



The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contracts and related certificates.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.


--------------------------------------------------------------------------------
                   RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT  11

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels as of Dec. 31, 2010.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate would be 5%, as regulated by the laws of the state. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

SUBSEQUENT EVENTS
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.

4. CERTIFICATE CHARGES
RiverSource Life of NY deducts a certificate administrative charge of $30 per year on the certificate anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying certificate value.

5. SURRENDER CHARGES
RiverSource Life of NY may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS
RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, certain Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. Certain divisions invest in Funds managed by Columbia Management Investment Advisers, LLC and Columbia Wanger Asset Management, LLC, both affiliates of Ameriprise Financial.


--------------------------------------------------------------------------------
12  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund's Annual Report.

FEE AGREEMENT:                 FEES PAID TO:
----------------------------------------------------------------------------------------------------------------
Investment Management          Columbia Management Investment Advisers, LLC
  Services Agreement
----------------------------------------------------------------------------------------------------------------
Administrative Services        Ameriprise Financial
  Agreement
----------------------------------------------------------------------------------------------------------------
Transfer Agency and Servicing  Columbia Management Investment Services Corp.
  Agreement                     (previously RiverSource Service Corporation)
----------------------------------------------------------------------------------------------------------------
Plan and Agreement of          Columbia Management Investment Distributors, Inc.
  Distribution Pursuant to      (previously RiverSource Distributors, Inc.)
  Rule 12b-1
----------------------------------------------------------------------------------------------------------------



7. INVESTMENT TRANSACTIONS
The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2010 were as follows:

DIVISION                               PURCHASES
--------------------------------------------------------
AB VPS Gro & Inc, Cl B                 $   138,579
Col VP Bal, Cl 3                        40,756,423
Col VP Cash Mgmt, Cl 3                   3,465,613
Col VP Div Bond, Cl 3                   19,020,386
Col VP Div Eq Inc, Cl 3                 12,614,573
Col VP Dyn Eq, Cl 3                     46,113,817
Col VP Global Bond, Cl 3               $ 3,330,600
Col VP Hi Yield Bond, Cl 3               5,469,842
Col VP Mid Cap Gro Opp, Cl 3            14,856,995
Col VP Lg Cap Gro, Cl 3                  2,041,008
Col VP Intl Opp, Cl 3                   20,733,021
WF Adv VT Sm Cap Gro, Cl 2                 129,687
========================================================





--------------------------------------------------------------------------------
                   RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT  13

8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the divisions.

                                           AB VPS        COL VP        COL VP        COL VP        COL VP        COL VP
                                         GRO & INC,       BAL,       CASH MGMT,     DIV BOND,    DIV EQ INC,     DYN EQ,
                                            CL B          CL 3          CL 3          CL 3          CL 3          CL 3
                                        ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2006                            $1.23          $5.09        $2.64          $5.28         $1.66         $7.07
At Dec. 31, 2007                            $1.28          $5.12        $2.74          $5.50         $1.78         $7.21
At Dec. 31, 2008                            $0.75          $3.56        $2.77          $5.10         $1.05         $4.13
At Dec. 31, 2009                            $0.89          $4.37        $2.75          $5.78         $1.32         $5.07
At Dec. 31, 2010                            $1.00          $4.87        $2.72          $6.20         $1.53         $5.89
--------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2006                            7,659         15,354        2,181          4,820        18,101        13,116
At Dec. 31, 2007                            5,851         12,158        1,893          3,938        14,062        10,038
At Dec. 31, 2008                            5,186          9,311        1,962          3,436        11,092         7,729
At Dec. 31, 2009                            3,979          7,658        1,105          3,079         8,763         6,375
At Dec. 31, 2010                            3,217          6,616          863          2,734         7,465         5,491
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2006                           $9,531        $80,033       $5,925        $25,700       $30,208       $94,354
At Dec. 31, 2007                           $7,572        $64,048       $5,354        $21,882       $25,110       $73,687
At Dec. 31, 2008                           $3,938        $34,195       $5,608        $17,714       $11,677       $32,575
At Dec. 31, 2009                           $3,604        $34,692       $3,201        $17,980       $11,642       $33,074
At Dec. 31, 2010                           $3,253        $33,435       $2,505        $17,126       $11,484       $33,106
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2006             1.17%          2.46%        4.41%          4.35%         1.39%         1.18%
For the year ended Dec. 31, 2007             1.21%          2.82%        4.73%          4.75%         1.52%         1.29%
For the year ended Dec. 31, 2008             1.77%          0.26%        2.28%          0.46%         0.09%         0.23%
For the year ended Dec. 31, 2009             3.48%            --         0.07%          4.03%           --            --
For the year ended Dec. 31, 2010               --             --         0.01%          5.62%           --            --
--------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2006             1.00%          1.00%        1.00%          1.00%         1.00%         1.00%
For the year ended Dec. 31, 2007             1.00%          1.00%        1.00%          1.00%         1.00%         1.00%
For the year ended Dec. 31, 2008             1.00%          1.00%        1.00%          1.00%         1.00%         1.00%
For the year ended Dec. 31, 2009             1.00%          1.00%        1.00%          1.00%         1.00%         1.00%
For the year ended Dec. 31, 2010             1.00%          1.00%        1.00%          1.00%         1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2006            15.82%         13.25%        3.45%          3.38%        18.56%        14.14%
For the year ended Dec. 31, 2007             3.81%          0.72%        3.78%          4.15%         6.94%         1.90%
For the year ended Dec. 31, 2008           (41.29%)       (30.61%)       1.25%         (7.25%)      (41.06%)      (42.74%)
For the year ended Dec. 31, 2009            19.15%         22.99%       (0.85%)        13.28%        26.19%        22.92%
For the year ended Dec. 31, 2010            11.68%         11.41%       (0.98%)         7.25%        15.67%        16.17%
--------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
14  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT

                                           COL VP        COL VP        COL VP        COL VP        COL VP       WF ADV VT
                                        GLOBAL BOND,    HI YIELD     MID CAP GRO   LG CAP GRO,    INTL OPP,    SM CAP GRO,
                                            CL 3       BOND, CL 3     OPP, CL 3       CL 3          CL 3          CL 2
                                        ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2006                            $1.58         $1.57          $1.19        $0.90          $2.18        $1.17
At Dec. 31, 2007                            $1.68         $1.58          $1.34        $0.91          $2.43        $1.31
At Dec. 31, 2008                            $1.66         $1.17          $0.73        $0.50          $1.44        $0.76
At Dec. 31, 2009                            $1.83         $1.78          $1.18        $0.68          $1.81        $1.15
At Dec. 31, 2010                            $1.93         $2.01          $1.48        $0.79          $2.04        $1.44
--------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2006                            2,403         6,059         25,789        5,429         19,590        6,329
At Dec. 31, 2007                            2,009         4,638         19,473        4,521         15,386        4,444
At Dec. 31, 2008                            2,010         3,177         15,369        3,177         11,785        3,168
At Dec. 31, 2009                            1,749         2,531         12,719        2,659          9,547        2,622
At Dec. 31, 2010                            1,455         2,171         10,697        2,412          8,048        2,237
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2006                           $3,862        $9,663        $31,100       $4,865        $43,137       $7,435
At Dec. 31, 2007                           $3,446        $7,481        $26,499       $4,133        $37,824       $5,895
At Dec. 31, 2008                           $3,392        $3,821        $11,440       $1,600        $17,100       $2,444
At Dec. 31, 2009                           $3,257        $4,652        $15,331       $1,826        $17,495       $3,060
At Dec. 31, 2010                           $2,861        $4,508        $16,129       $1,922        $16,729       $3,279
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2006             3.28%         7.37%          0.25%        0.89%          1.90%          --
For the year ended Dec. 31, 2007             3.62%         7.39%          0.06%        1.02%          0.98%          --
For the year ended Dec. 31, 2008             6.41%         0.31%          0.02%        0.29%          2.34%          --
For the year ended Dec. 31, 2009             1.75%        10.18%            --           --           1.56%          --
For the year ended Dec. 31, 2010             4.54%         8.88%            --           --           1.44%          --
--------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2006             1.00%         1.00%          1.00%        1.00%          1.00%        1.00%
For the year ended Dec. 31, 2007             1.00%         1.00%          1.00%        1.00%          1.00%        1.00%
For the year ended Dec. 31, 2008             1.00%         1.00%          1.00%        1.00%          1.00%        1.00%
For the year ended Dec. 31, 2009             1.00%         1.00%          1.00%        1.00%          1.00%        1.00%
For the year ended Dec. 31, 2010             1.00%         1.00%          1.00%        1.00%          1.00%        1.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2006             5.67%         9.72%         (1.06%)       9.98%         22.94%       21.54%
For the year ended Dec. 31, 2007             6.57%         0.84%         12.60%        2.04%         11.55%       12.67%
For the year ended Dec. 31, 2008            (1.43%)      (25.92%)       (45.40%)     (44.90%)       (41.03%)     (42.01%)
For the year ended Dec. 31, 2009            10.27%        52.32%         61.78%       35.63%         26.27%       51.13%
For the year ended Dec. 31, 2010             5.53%        12.83%         25.03%       16.00%         12.76%       25.51%
--------------------------------------------------------------------------------------------------------------------------



(1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
(2) These ratios represent the annualized certificate expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.


--------------------------------------------------------------------------------
                   RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT  15

CONDENSED FINANCIAL INFORMATION (UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                          2010    2009    2008    2007    2006    2005    2004    2003    2002    2001
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (06/01/2001)
Accumulation unit value at beginning of
period                                       $0.89   $0.75   $1.28   $1.23   $1.06   $1.02   $0.93   $0.71   $0.92   $1.00
Accumulation unit value at end of period     $1.00   $0.89   $0.75   $1.28   $1.23   $1.06   $1.02   $0.93   $0.71   $0.92
Number of accumulation units outstanding
at end of period (000 omitted)               3,217   3,979   5,186   5,851   7,659   9,988   9,502   8,171   7,308   4,394
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (04/30/1986)
Accumulation unit value at beginning of
period                                       $4.37   $3.56   $5.12   $5.09   $4.49   $4.37   $4.02   $3.38   $3.92   $4.43
Accumulation unit value at end of period     $4.87   $4.37   $3.56   $5.12   $5.09   $4.49   $4.37   $4.02   $3.38   $3.92
Number of accumulation units outstanding
at end of period (000 omitted)               6,616   7,658   9,311  12,158  15,354  20,048  24,789  29,626  34,687  44,073
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (10/25/1982)
Accumulation unit value at beginning of
period                                       $2.75   $2.77   $2.74   $2.64   $2.55   $2.51   $2.51   $2.53   $2.52   $2.46
Accumulation unit value at end of period     $2.72   $2.75   $2.77   $2.74   $2.64   $2.55   $2.51   $2.51   $2.53   $2.52
Number of accumulation units outstanding
at end of period (000 omitted)                 863   1,105   1,962   1,893   2,181   1,711   2,413   3,253   5,438   6,508
*The 7-day simple and compound yields for Columbia Variable Portfolio - Cash Management Fund (Class 3) at Dec. 31, 2010 were
(1.18%) and (1.18%), respectively.
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (10/25/1982)
Accumulation unit value at beginning of
period                                       $5.78   $5.10   $5.50   $5.28   $5.11   $5.05   $4.88   $4.72   $4.52   $4.24
Accumulation unit value at end of period     $6.20   $5.78   $5.10   $5.50   $5.28   $5.11   $5.05   $4.88   $4.72   $4.52
Number of accumulation units outstanding
at end of period (000 omitted)               2,734   3,079   3,436   3,938   4,820   6,279   7,630   9,811  12,733  13,011
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (06/01/2001)
Accumulation unit value at beginning of
period                                       $1.32   $1.05   $1.78   $1.66   $1.40   $1.25   $1.06   $0.76   $0.95   $1.00
Accumulation unit value at end of period     $1.53   $1.32   $1.05   $1.78   $1.66   $1.40   $1.25   $1.06   $0.76   $0.95
Number of accumulation units outstanding
at end of period (000 omitted)               7,465   8,763  11,092  14,062  18,101  20,256  15,614  10,316   9,189   4,963
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (10/25/1982)
Accumulation unit value at beginning of
period                                       $5.07   $4.13   $7.21   $7.07   $6.20   $5.90   $5.62   $4.40   $5.69   $7.02
Accumulation unit value at end of period     $5.89   $5.07   $4.13   $7.21   $7.07   $6.20   $5.90   $5.62   $4.40   $5.69
Number of accumulation units outstanding
at end of period (000 omitted)               5,491   6,375   7,729  10,038  13,116  10,770  13,632  15,977  18,385  24,285
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (05/01/1996)
Accumulation unit value at beginning of
period                                       $1.83   $1.66   $1.68   $1.58   $1.49   $1.59   $1.46   $1.30   $1.14   $1.14
Accumulation unit value at end of period     $1.93   $1.83   $1.66   $1.68   $1.58   $1.49   $1.59   $1.46   $1.30   $1.14
Number of accumulation units outstanding
at end of period (000 omitted)               1,455   1,749   2,010   2,009   2,403   3,649   3,576   3,982   4,993   4,016
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (05/01/1996)
Accumulation unit value at beginning of
period                                       $1.78   $1.17   $1.58   $1.57   $1.43   $1.39   $1.26   $1.01   $1.10   $1.05
Accumulation unit value at end of period     $2.01   $1.78   $1.17   $1.58   $1.57   $1.43   $1.39   $1.26   $1.01   $1.10
Number of accumulation units outstanding
at end of period (000 omitted)               2,171   2,531   3,177   4,638   6,059   8,511  10,286  11,318  11,031  13,221
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (06/01/2001)
Accumulation unit value at beginning of
period                                       $1.18   $0.73   $1.34   $1.19   $1.20   $1.10   $1.02   $0.84   $0.99   $1.00
Accumulation unit value at end of period     $1.48   $1.18   $0.73   $1.34   $1.19   $1.20   $1.10   $1.02   $0.84   $0.99
Number of accumulation units outstanding
at end of period (000 omitted)              10,697  12,719  15,369  19,473  25,789   7,555   7,975   7,166   5,143   1,646
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (06/01/2001)
Accumulation unit value at beginning of
period                                       $0.68   $0.50   $0.91   $0.90   $0.81   $0.76   $0.71   $0.59   $0.80   $1.00
Accumulation unit value at end of period     $0.79   $0.68   $0.50   $0.91   $0.90   $0.81   $0.76   $0.71   $0.59   $0.80
Number of accumulation units outstanding
at end of period (000 omitted)               2,412   2,659   3,177   4,521   5,429   5,496   2,023   1,844     823      95
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (01/13/1992)
Accumulation unit value at beginning of
period                                       $1.81   $1.44   $2.43   $2.18   $1.77   $1.57   $1.35   $1.07   $1.32   $1.87
Accumulation unit value at end of period     $2.04   $1.81   $1.44   $2.43   $2.18   $1.77   $1.57   $1.35   $1.07   $1.32
Number of accumulation units outstanding
at end of period (000 omitted)               8,048   9,547  11,785  15,386  19,590  23,591  26,380  28,525  33,577  44,105
------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (06/01/2001)
Accumulation unit value at beginning of
period                                       $1.15   $0.76   $1.31   $1.17   $0.96   $0.91   $0.81   $0.57   $0.94   $1.00
Accumulation unit value at end of period     $1.44   $1.15   $0.76   $1.31   $1.17   $0.96   $0.91   $0.81   $0.57   $0.94
Number of accumulation units outstanding
at end of period (000 omitted)               2,237   2,622   3,168   4,444   6,329   8,033   7,848   6,807   4,352   1,279
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
16  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (a wholly owned subsidiary of RiverSource Life Insurance Company) (the Company) as of December 31, 2010 and 2009, and the related statements of operations, cash flows and shareholder's equity for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of RiverSource Life Insurance Co. of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, and in 2008 the Company adopted new accounting guidance related to the measurement of fair value.

                                             /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota

April 15, 2011

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)


DECEMBER 31,                                                               2010          2009

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2010, $1,689,097;
  2009, $1,715,064)                                                     $1,803,588    $1,770,979
Commercial mortgage loans, at cost (less allowance for loan losses:
2010, $2,538; 2009, $2,088)                                                167,851       183,986
Policy loans                                                                36,484        35,748
Trading securities                                                             233           113
-------------------------------------------------------------------------------------------------
    Total investments                                                    2,008,156     1,990,826
Cash equivalents                                                            66,199        89,502
Restricted cash                                                                 --         8,400
Reinsurance recoverables                                                    83,260        74,438
Other receivables                                                            6,172        27,753
Accrued investment income                                                   22,033        22,224
Deferred acquisition costs                                                 227,688       221,942
Deferred sales inducement costs                                             23,947        22,919
Other assets                                                                27,365        22,121
Separate account assets                                                  3,448,487     2,920,793
-------------------------------------------------------------------------------------------------
Total assets                                                            $5,913,307    $5,400,918
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                  $1,900,657    $1,916,865
Policy claims and other policyholders' funds                                 7,308         6,899
Deferred income taxes, net                                                  33,902        19,632
Other liabilities                                                           52,312       103,758
Separate account liabilities                                             3,448,487     2,920,793
-------------------------------------------------------------------------------------------------
Total liabilities                                                        5,442,666     4,967,947
-------------------------------------------------------------------------------------------------
Shareholder's equity:
Common stock, $10 par value; 200,000 shares authorized, issued and
outstanding                                                                  2,000         2,000
Additional paid-in capital                                                 106,632       106,634
Retained earnings                                                          318,148       294,112
Accumulated other comprehensive income, net of tax                          43,861        30,225
-------------------------------------------------------------------------------------------------
Total shareholder's equity                                                 470,641       432,971
-------------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                              $5,913,307    $5,400,918
=================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2010          2009          2008

REVENUES
Premiums                                                         $ 26,406      $ 25,064      $ 26,063
Net investment income                                             107,072       103,079        94,421
Policy and contract charges                                        78,833        65,350        70,900
Other revenues                                                     12,976        11,985        15,389
Net realized investment gains (losses)                              1,646         2,045       (24,117)
-------------------------------------------------------------------------------------------------------
    Total revenues                                                226,933       207,523       182,656
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                   54,540        21,649        65,151
Interest credited to fixed accounts                                59,135        59,629        52,997
Amortization of deferred acquisition costs                          7,694        11,950        41,554
Other insurance and operating expenses                             34,631        32,045        38,268
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                   156,000       125,273       197,970
-------------------------------------------------------------------------------------------------------
Pretax income (loss)                                               70,933        82,250       (15,314)
Income tax provision (benefit)                                     18,663        25,848        (9,350)
-------------------------------------------------------------------------------------------------------
Net income (loss)                                                $ 52,270      $ 56,402      $ (5,964)
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains:
  Net realized investment gains before impairment losses on
  securities                                                     $  1,882      $  7,250
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities         (275)       (4,975)
  Portion of gain (loss) recognized in other comprehensive
  income                                                               39          (230)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains                                                              (236)       (5,205)
-------------------------------------------------------------------------------------------------------
Net realized investment gains                                    $  1,646      $  2,045
=======================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2010          2009          2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                $  52,270     $  56,402     $  (5,964)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
  Capitalization of deferred acquisition and sales inducement
  costs                                                            (25,749)      (32,476)      (33,385)
  Amortization of deferred acquisition and sales inducement
  costs                                                              8,038        14,991        44,145
  Depreciation, amortization and accretion, net                     (1,006)       (1,205)        2,914
  Deferred income tax expense (benefit)                              6,789         7,335       (22,571)
  Contractholder and policyholder charges, non-cash                (16,958)      (16,537)      (16,766)
  Net realized investment gains                                     (2,332)       (8,148)         (781)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment (gains) losses          686         6,105        24,898
Change in operating assets and liabilities:
  Trading securities, net                                             (120)          (26)           43
  Future policy benefits for traditional life, disability
  income and long term care insurance                               19,362        17,535        20,723
  Policy claims and other policyholders' funds                         409        (1,441)        1,880
  Reinsurance recoverables                                          (8,822)       (4,815)      (15,562)
  Other receivables                                                   (442)          (71)           21
  Accrued investment income                                            191        (4,573)          762
  Derivatives collateral, net                                        8,290       (43,930)       38,980
  Other assets and liabilities, net                                 13,174       (22,123)       56,188
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                 53,780       (32,977)       95,525
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               66,692       309,903        15,114
  Maturities, sinking fund payments and calls                      191,306       214,089       166,854
  Purchases                                                       (261,851)     (783,421)     (188,068)
Proceeds from repayments of commercial mortgage loans               15,685        25,944        15,695
Funding of commercial mortgage loans                                    --           (44)           --
Purchase of land, buildings, equipment and software                     --           (42)          (82)
Change in policy loans, net                                           (736)          478          (492)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                 11,096      (233,093)        9,021
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           96,826       269,006       143,543
  Net transfers (to) from separate accounts                        (74,249)       16,997           820
  Surrenders and other benefits                                    (76,215)     (124,858)     (174,838)
Deferred premium options, net                                       (6,305)       (1,447)       (7,669)
Tax adjustment on share-based incentive compensation plan               (2)          (12)            9
Cash dividend to RiverSource Life Insurance Company                (28,234)           --       (77,000)
-------------------------------------------------------------------------------------------------------
Net cash (used in) provided by financing activities                (88,179)      159,686      (115,135)
-------------------------------------------------------------------------------------------------------
Net decrease in cash equivalents                                   (23,303)     (106,384)      (10,589)
Cash equivalents at beginning of period                             89,502       195,886       206,475
-------------------------------------------------------------------------------------------------------
Cash equivalents at end of period                                $  66,199     $  89,502     $ 195,886
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid, net                                         $  18,588     $     619     $  17,501
  Interest paid on borrowings under repurchase agreements               86            --            --


See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31, 2010
(IN THOUSANDS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                STOCK        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2008                    $2,000       $106,637      $321,909        $(10,299)      $420,247
Change in accounting principles, net of
tax                                                --             --        (1,982)             --         (1,982)
Comprehensive loss:
  Net loss                                         --             --        (5,964)             --         (5,964)
  Other comprehensive loss, net of tax:
    Change in net unrealized securities
    losses                                         --             --            --         (53,345)       (53,345)
                                                                                                       ------------
Total comprehensive loss                                                                                  (59,309)
Tax adjustment on share-based incentive
compensation plan                                  --              9            --              --              9
Cash dividend to RiverSource Life
Insurance Company                                  --             --       (77,000)             --        (77,000)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2008                   2,000        106,646       236,963         (63,644)       281,965
Change in accounting principles, net of
tax                                                --             --           747            (747)            --
Comprehensive income:
  Net income                                       --             --        56,402              --         56,402
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                         --             --            --          93,897         93,897
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                 --             --            --             719            719
                                                                                                       ------------
Total comprehensive income                                                                                151,018
Tax adjustment on share-based incentive
compensation plan                                  --            (12)           --              --            (12)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2009                   2,000        106,634       294,112          30,225        432,971
Comprehensive income:
  Net income                                       --             --        52,270              --         52,270
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                          --             --            --          13,919         13,919
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                 --             --            --            (283)          (283)
                                                                                                       ------------
Total comprehensive income                                                                                 65,906
Tax adjustment on share-based incentive
compensation plan                                  --             (2)           --              --             (2)
Cash dividend to RiverSource Life
Insurance Company                                  --             --       (28,234)             --        (28,234)
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2010                  $2,000       $106,632      $318,148        $ 43,861       $470,641
===================================================================================================================




See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the "Company") is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. During 2010, the Company withdrew its Certificates of Authority from North Dakota and Delaware as it does not conduct business in these states. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). The Company serves residents of the State of New York and issues insurance and annuity products.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), which vary in certain respects from reporting practices prescribed or permitted by the New York State Insurance Department (the Company's primary regulator) as reconciled in Note 17. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

The Company's products include deferred variable annuities, fixed deferred annuities and immediate annuities which are issued primarily to individuals. With deferred annuities, assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies or the contractholder or annuitant begins receiving benefits under an annuity payout option. With immediate annuities, payments begin within one year of issue and continue for life or for a fixed period of time. The Company's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. Certain riders are available offering additional benefits, including variable annuity death benefit and living benefit riders.

The Company also issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products, in addition to other benefit riders. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under the Company's variable life insurance and variable annuity products described above, the purchaser may choose a fixed account option that is part of the Company's "general account" as well as investment options from a variety of portfolios that include common stocks, bonds, managed assets and/or short-term securities.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 15, 2011, the date the financial statements were issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS
Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of impacts to DAC, deferred sales inducement costs ("DSIC"), certain benefit reserves and income taxes. Gains and losses are recognized in the Statements of Operations upon disposition of the securities.

Effective January 1, 2009, the Company early adopted an accounting standard that significantly changed the Company's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities as follows. When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------


the Company does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings. The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a sustained increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). The Company's Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

The Company provides a supplemental disclosure on the face of its Statements of Operations that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income (loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Operations as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

FINANCING RECEIVABLES

Commercial Mortgage Loans
Commercial mortgage loans are reflected at amortized cost less the allowance for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, the loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued

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interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less selling costs. Foreclosed property would be recorded as real estate owned in trading securities and other investments.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management's assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment restructured loans and loans with higher impairment risk factors. The impairment recognized is measured as the excess of the loan's recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan's effective interest rate, (ii) the fair value of collateral or (iii) the loan's observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms. Loans restructured at an interest rate equal to or greater than interest rates for new loans with comparable risk at the time the contract is modified are excluded from restructured loans. When the interest rate and/or due dates have been modified in an attempt to make the loan more affordable to the borrower, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructure or after a performance period. If the borrower's ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH
Total restricted cash at December 31, 2010 and 2009 was nil and $8.4 million, respectively, consisting of cash that has been pledged to counterparties.

REINSURANCE
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life, long term care ("LTC") and DI reinsurance premiums, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent

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with those used for DAC asset valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Operations based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Operations with the corresponding change in the hedged asset or liability.

Certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are considered embedded derivatives. The fair value of these embedded derivatives is included in future policy benefits and the changes in the fair value are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC are amortized over time. For annuity and universal life ("UL") contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not

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recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Company's Statements of Operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life ("VUL") insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company's management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder and policyholder and are not reported in the Company's Statements of Operations. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions and, until May 2007, the Company offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.


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In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

A portion of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 8 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company's experience.


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Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
The Company's principal sources of revenue include premiums, net investment income and policy and contract charges.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are recognized as revenue when due and are presented net of reinsurance ceded.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans, policy loans, cash and cash equivalents and the changes in fair value of trading securities. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses include expenses allocated to the Company from Ameriprise Financial and RiverSource Life for the Company's share of compensation, professional and consultant fees, and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of DAC.

INCOME TAXES
Beginning in 2010, the Company's taxable income will be included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance

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of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure the Company's ability to realize its deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS

Receivables
In July 2010, the Financial Accounting Standards Board ("FASB") updated the accounting standards for disclosures on the credit quality of financing receivables and the allowance for credit losses. The standard requires additional disclosure related to the credit quality of financing receivables, troubled debt restructurings and significant purchases or sales of financing receivables during the period. The standard requires that these disclosures and existing disclosures be presented on a disaggregated basis, similar to the manner that the entity uses to evaluate its credit losses. Disclosures of information as of the end of a reporting period are effective for interim and annual periods ending after December 15, 2010 and disclosures of activity that occurred during a reporting period are effective for interim and annual periods beginning after December 15, 2010. In January 2011, the effective date of the disclosures related to troubled debt restructurings was deferred until the FASB clarifies guidance for determining what constitutes a troubled debt restructuring. The adoption of the standard did not impact the Company's financial condition and results of operations. See Note 2 and Note 5 for the required disclosures.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company will adopt in 2011. The adoption did not impact the Company's financial condition and results of operations.

In September 2006, the FASB updated the accounting standards to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. The Company adopted the standard effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $2.0 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives the Company uses to hedge its exposure to market risk related to certain variable annuity riders. Prior to January 1, 2008, the Company recorded these derivatives in accordance with accounting guidance for derivative contracts held for trading purposes and contracts involved in energy trading and risk management activities. The new standard nullifies the previous guidance and requires these derivatives to be marked to the price the Company would receive to sell the derivatives to a market participant (an exit price). The adoption of the standard also resulted in adjustments to the fair value of the Company's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, the Company considered the assumptions participants in a hypothetical market would make to determine an exit price. As a result, the Company adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk and expenses, and adjusting the rate used to discount expected cash flows to reflect a current market estimate of the Company's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $0.7 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of the Company not fulfilling these liabilities. As the Company's estimate of this credit spread widens or tightens, the liability will decrease or increase.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of variable interest entities. The standard amends current consolidation guidance and requires additional disclosures about an enterprise's involvement in variable interest entities. The standard is effective for interim and annual reporting periods beginning after November 15, 2009, with early adoption prohibited. The adoption did not impact the Company's financial condition and results of operations.

Subsequent Events
In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. The standard is effective for

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interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. The adoption did not impact the Company's financial condition and results of operations. See Note 1 for the required disclosure.

Recognition and Presentation of Other-Than-Temporary Impairments ("OTTI")
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income (loss). The Company adopted the standard in 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $0.7 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 4 for the required disclosures.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts In October 2010, the FASB updated the accounting standards for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts would be capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees' salaries and benefits directly related to time spent performing specified acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) for a contract that has actually been acquired, (iii) other costs related to the specified acquisition activities that would not have been incurred had the acquisition contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other costs are to be expensed as incurred. The standard is effective for interim and annual periods beginning after December 15, 2011, with earlier adoption permitted if it is at the beginning of an entity's annual reporting period. The standard is to be applied prospectively; however, retrospective application to all prior periods presented is permitted but not required. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments
In April 2010, the FASB updated the accounting standards regarding accounting for investment funds determined to be variable interest entities ("VIEs"). Under this standard an insurance enterprise would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, the enterprise would not consider the interests held through separate accounts in evaluating its economic interests in a VIE, unless the separate account contract holder is a related party. The standard is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2010. The adoption of the standard is not expected to have a material impact on the Company's financial condition and results of operations.

Receivables
In April 2011, the FASB updated the accounting standards for troubled debt restructurings. The new standard includes the indicators that a lender should consider in determining whether a borrower is experiencing financial difficulties and provides clarification for determining whether the lender has granted a concession to the borrower. The standard sets the effective dates for troubled debt restructuring disclosures required by recent guidance on credit quality disclosures. The standard is effective for interim and annual periods beginning on or after June 15, 2011, and is to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption. For purposes of measuring impairments of receivables that are considered impaired as a result of applying the new guidance, the standard should be applied prospectively for the interim or annual period beginning on or after June 15, 2011. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

4. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2010
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN THOUSANDS)            COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                        $1,097,502     $ 90,116       $(3,924)    $1,183,694       $   1
Commercial mortgage backed securities               224,135       14,437          (117)       238,455          --
Residential mortgage backed securities              212,480       12,425        (3,284)       221,621        (150)
Asset backed securities                              63,023        4,056          (344)        66,735          --
State and municipal obligations                      78,513        1,742        (1,318)        78,937          --
U.S. government and agencies obligations              9,465          195           (20)         9,640          --
Foreign government bonds and obligations              3,979          527            --          4,506          --
--------------------------------------------------------------------------------------------------------------------
  Total                                          $1,689,097     $123,498       $(9,007)    $1,803,588       $(149)
====================================================================================================================




                                                                          DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN THOUSANDS)            COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                        $1,069,403      $61,621      $ (9,808)    $1,121,216       $ 238
Residential mortgage backed securities              255,998        8,231       (10,640)       253,589        (290)
Commercial mortgage backed securities               243,266        6,602        (2,619)       247,249          --
Asset backed securities                              72,131        2,630          (946)        73,815          --
State and municipal obligations                      58,253          966        (1,012)        58,207          --
U.S. government and agencies obligations             11,918          481            --         12,399          --
Foreign government bonds and obligations              4,095          479           (70)         4,504          --
--------------------------------------------------------------------------------------------------------------------
  Total                                          $1,715,064      $81,010      $(25,095)    $1,770,979       $ (52)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in Accumulated Other Comprehensive Income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At December 31, 2010 and 2009, fixed maturity securities comprised approximately 90% and 89%, respectively, of the Company's total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations ("NRSROs"), including Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"). The Company uses the median of available ratings from Moody's, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody's, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2010 and 2009, approximately $70.7 million and $57.5 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2010                         DECEMBER 31, 2009
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN THOUSANDS, EXCEPT             AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                      $  447,163    $  477,886         26%      $  521,778    $  534,990         30%
AA                                          120,768       124,707          7           94,046        92,015          5
A                                           275,272       291,515         16          315,938       326,952         19
BBB                                         738,745       805,948         45          685,358       725,094         41
Below investment grade                      107,149       103,532          6           97,944        91,928          5
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                 $1,689,097    $1,803,588        100%      $1,715,064    $1,770,979        100%
==========================================================================================================================



At December 31, 2010 and 2009, approximately 32% and 26%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of total equity.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT   ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES:              SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 36         $109,372       $(2,478)         5          $12,394       $(1,446)        41
Residential mortgage
  backed securities           1            6,618           (52)        12           17,528        (3,232)        13
Commercial mortgage
  backed securities           2            9,372          (117)        --               --            --          2
Asset backed
  securities                  1              961           (56)         3            3,782          (288)         4
State and municipal
  obligations                16           37,141        (1,318)        --               --            --         16
U.S. government and
  agencies
  obligations                 1            6,808           (20)        --               --            --          1
------------------------------------------------------------------------------------------------------------------------
  Total                      57         $170,272       $(4,041)        20          $33,704       $(4,966)        77
========================================================================================================================

                             DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT   --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES:                 VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities              $121,766       $(3,924)
Residential mortgage
  backed securities         24,146        (3,284)
Commercial mortgage
  backed securities          9,372          (117)
Asset backed
  securities                 4,743          (344)
State and municipal
  obligations               37,141        (1,318)
U.S. government and
  agencies
  obligations                6,808           (20)
--------------------------------------------------
  Total                   $203,976       $(9,007)
==================================================






                                                                DECEMBER 31, 2009
(IN THOUSANDS, EXCEPT   ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES:              SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 34         $ 80,012       $(1,759)        51         $ 88,633      $ (8,049)         85
Residential mortgage
  backed securities          11           84,372        (1,967)        14           34,229        (8,673)         25
Commercial mortgage
  backed securities           6           21,587          (342)         8           41,678        (2,277)         14
Asset backed
  securities                  1            1,488           (70)         3            5,465          (876)          4
State and municipal
  obligations                12           29,282        (1,012)        --               --            --          12
Foreign government
  bonds and
  obligations                --               --            --          1              382           (70)          1
------------------------------------------------------------------------------------------------------------------------
  Total                      64         $216,741       $(5,150)        77         $170,387      $(19,945)        141
========================================================================================================================

                             DECEMBER 31, 2009
(IN THOUSANDS, EXCEPT   --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES:                 VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities              $168,645      $ (9,808)
Residential mortgage
  backed securities        118,601       (10,640)
Commercial mortgage
  backed securities         63,265        (2,619)
Asset backed
  securities                 6,953          (946)
State and municipal
  obligations               29,282        (1,012)
Foreign government
  bonds and
  obligations                  382           (70)
--------------------------------------------------
  Total                   $387,128      $(25,095)
==================================================



As part of the Company's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities at December 31, 2010 are attributable to credit spreads. The primary driver of lower unrealized losses at December 31, 2010 was the decline of interest rates during the period.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Operations for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income:

                                                                        YEARS ENDED DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2010          2009
-------------------------------------------------------------------------------------------------
Beginning balance of credit losses on securities held for which a portion of other-than-temporary impairment was recognized in other
  comprehensive income                                                    $1,894        $ 1,892
Additional amount related to credit losses for which an other-than-
  temporary impairment was not previously recognized                          --            496
Reductions for securities sold during the period (realized)                   --         (1,355)
Additional increases to the amount related to credit losses for which
  an other-than-temporary impairment was previously recognized                33            861
-------------------------------------------------------------------------------------------------
Ending balance of credit losses on securities held as of December 31 for which a portion of other-than-temporary impairment was
  recognized in other comprehensive income                                $1,927        $ 1,894
=================================================================================================



The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table presents a rollforward of the net unrealized securities (losses) gains on Available-for-Sale securities included in accumulated other comprehensive income (loss):

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                        COMPREHENSI-
                                                                                          VE INCOME
                                                                                           (LOSS)
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             SECURITIES                  SECURITIES
                                                              (LOSSES)      DEFERRED      (LOSSES)
(IN THOUSANDS)                                                  GAINS      INCOME TAX       GAINS
----------------------------------------------------------------------------------------------------
Balance at January 1, 2008                                    $ (15,844)    $  5,545      $(10,299)
  Net unrealized securities losses arising during the
  period                                                       (128,871)      45,105       (83,766)
  Reclassification of losses included in net income              24,112       (8,439)       15,673
  Impact on DAC, DSIC and benefit reserves                       22,688       (7,940)       14,748
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                                    (97,915)      34,271       (63,644)
  Cumulative effect of accounting change                         (1,149)         402          (747)(1)
  Net unrealized securities gains arising during the
  period(3)                                                     184,164      (64,458)      119,706
  Reclassification of gains included in net income               (2,943)       1,030        (1,913)
  Impact on DAC, DSIC, benefit reserves and reinsurance
  recoverables                                                  (35,705)      12,528       (23,177)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                     46,452      (16,227)       30,225(2)
  Net unrealized securities gains arising during the
  period(3)                                                      60,672      (21,235)       39,437
  Reclassification of gains included in net income               (2,096)         734        (1,362)
  Impact on DAC, DSIC, benefit reserves and reinsurance
  recoverables                                                  (37,550)      13,111       (24,439)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2010                                  $  67,478     $(23,617)     $ 43,861(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009. See Note 3 for additional information on the adoption impact.
(2) At December 31, 2010 and 2009, Accumulated Other Comprehensive Income Related to Net Unrealized Securities Gains included $(78) thousand and $(28) thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities.
(3) In 2010 and 2009, net unrealized securities gains arising during the period include other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Gross realized investment gains from sales                        $2,636        $11,098      $    933
Gross realized investment losses from sales                         (304)        (2,950)         (148)
Other-than-temporary impairments                                    (236)        (5,205)      (24,898)


The other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry. The other-than-temporary impairments for the year ended December 31, 2009 related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries. The other-than-temporary impairments for the year ended December 31, 2008 related to losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities.

Available-for-Sale securities by contractual maturity at December 31, 2010 were as follows:

                                                                         AMORTIZED       FAIR
(IN THOUSANDS)                                                             COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                     $   78,917    $   80,094
Due after one year through five years                                      433,162       457,130
Due after five years through 10 years                                      426,619       460,904
Due after 10 years                                                         250,761       278,649
-------------------------------------------------------------------------------------------------
                                                                         1,189,459     1,276,777
-------------------------------------------------------------------------------------------------
Commercial mortgage backed securities                                      224,135       238,455
Residential mortgage backed securities                                     212,480       221,621
Asset backed securities                                                     63,023        66,735
-------------------------------------------------------------------------------------------------
  Total                                                                 $1,689,097    $1,803,588
=================================================================================================



Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

At both December 31, 2010 and 2009, bonds carried at $0.3 million were on deposit with various states as required by law.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Sources of Investment Income and Net Realized Investment Gains (Losses) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                       $ 97,524      $ 91,198       $76,456
Income on commercial mortgage loans                                10,560        11,716        12,990
Trading securities                                                  2,167         3,056         6,371
-------------------------------------------------------------------------------------------------------
                                                                  110,251       105,970        95,817
Less: investment expenses                                           3,179         2,891         1,396
-------------------------------------------------------------------------------------------------------
  Total                                                          $107,072      $103,079       $94,421
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                  $2,096        $2,943       $(24,113)
Commercial mortgage loans                                           (450)         (900)            --
Cash equivalents                                                      --             2             (4)
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,646        $2,045       $(24,117)
=======================================================================================================



5. FINANCING RECEIVABLES


The Company's financing receivables include commercial mortgage loans and policy loans. The Company does not hold any loans acquired with deteriorated credit quality. See Note 2 for information regarding the Company's accounting policies related to loans and the allowance for loan losses.

ALLOWANCE FOR LOAN LOSSES
The following table presents a rollforward of the allowance for loan losses for the year ended December 31, 2010 and the ending balance of the allowance for loan losses as of December 31, 2010 by impairment method:

                                                                                COMMERCIAL
                                                                                 MORTGAGE
(IN THOUSANDS)                                                                     LOANS
-------------------------------------------------------------------------------------------
Beginning balance                                                                 $2,088
  Provisions                                                                         450
-------------------------------------------------------------------------------------------
Ending balance                                                                    $2,538
===========================================================================================
Ending balance: Individually evaluated for impairment                             $  500
Ending balance: Collectively evaluated for impairment                              2,038


The recorded investment in financing receivables as of December 31, 2010 by impairment method was as follows:

                                                                                COMMERCIAL
                                                                                 MORTGAGE
(IN THOUSANDS)                                                                     LOANS
-------------------------------------------------------------------------------------------
Ending balance: Individually evaluated for impairment                            $  5,398
Ending balance: Collectively evaluated for impairment                             164,991
-------------------------------------------------------------------------------------------
Ending balance                                                                   $170,389
===========================================================================================



As of December 31, 2010, the Company's recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $3.5 million.

CREDIT QUALITY INFORMATION
Nonperforming loans, which are generally loans 90 days or more past due, were $1.9 million as of December 31, 2010. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 3% of commercial mortgage loans as of December 31, 2010. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure in the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Concentrations of credit risk of commercial mortgage loans by U.S. region as of December 31, 2010 were as follows:

                                                                              PERCENT OF      FUNDING
(IN THOUSANDS, EXCEPT PERCENTAGES)                                 LOANS         LOANS      COMMITMENTS
-------------------------------------------------------------------------------------------------------
South Atlantic                                                   $ 35,563          21%         $ --
East North Central                                                 29,896          18            --
Mountain                                                           25,656          15            --
Pacific                                                            24,725          14            --
Middle Atlantic                                                    18,285          11           100
New England                                                        15,795           9            --
East South Central                                                 10,955           6            --
West South Central                                                  5,073           3            --
West North Central                                                  4,441           3            --
                                                               ------------  ------------  ------------
                                                                  170,389         100%         $100
                                                                             ------------  ------------
Less: allowance for loan losses                                    (2,538)
                                                               ------------
  Total                                                          $167,851
=======================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type as of December 31, 2010 were as follows:

                                                                              PERCENT OF      FUNDING
(IN THOUSANDS, EXCEPT PERCENTAGES)                                 LOANS         LOANS      COMMITMENTS
-------------------------------------------------------------------------------------------------------
Office                                                           $ 47,015          28%         $100
Industrial                                                         46,065          27            --
Retail                                                             44,079          26            --
Apartments                                                         23,714          14            --
Hotel                                                               4,274           2            --
Mixed Use                                                           3,068           2            --
Other                                                               2,174           1            --
                                                               ------------  ------------  ------------
                                                                  170,389         100%         $100
                                                                             ------------  ------------
Less: allowance for loan losses                                    (2,538)
                                                               ------------
  Total                                                          $167,851
=======================================================================================================



6. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2010, 2009 and 2008, management reviewed and updated the DAC and DSIC valuation assumptions for the Company's products. As part of its third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and variable universal life contracts. During the third quarter of 2008, the Company converted to a new industry standard valuation system that provided enhanced modeling capabilities.

The total pretax impacts on the Company's revenues and expenses attributable to the review of the valuation assumptions for the years ended December 31, 2010, 2009 and 2008 and the valuation system conversion during the third quarter of 2008 were as follows:

                                                                      BENEFITS,                     OTHER
                                                                       CLAIMS,                    INSURANCE
                                                       POLICY AND    LOSSES AND                      AND
PRETAX                                                  CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
BENEFIT (CHARGE) (IN THOUSANDS)           PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
--------------------------------------------------------------------------------------------------------------------------
2010 period                                 $ --         $(1,000)     $(12,500)      $17,300       $    --       $ 3,800
2009 period                                   --          (2,300)        3,400         9,600            --        10,700
2008 period                                  100           3,100         2,900        (3,000)       (1,700)        1,400


The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                             $221,942      $236,619      $228,826
Cumulative effect of accounting change                                 --            --         1,970
Capitalization of acquisition costs                                23,289        27,171        28,583
Amortization, excluding the impact of valuation assumptions
review and valuation system conversion                            (24,994)      (21,550)      (38,554)
Amortization impact of valuation assumptions review and
valuation system conversion                                        17,300         9,600        (3,000)
Impact of change in net unrealized securities (gains) losses       (9,849)      (29,898)       18,794
-------------------------------------------------------------------------------------------------------
Balance at December 31                                           $227,688      $221,942      $236,619
=======================================================================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $22,919       $23,808       $19,447
Cumulative effect of accounting change                                 --            --           553
Capitalization of sales inducement costs                            2,460         5,305         4,802
Amortization, excluding the impact of valuation assumptions
review and valuation system conversion                             (2,744)       (3,441)       (2,691)
Amortization impact of valuation assumptions review and
valuation system conversion                                         2,400           400           100
Impact of change in net unrealized securities (gains) losses       (1,088)       (3,153)        1,597
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $23,947       $22,919       $23,808
=======================================================================================================



As described in Note 3, the Company adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in 2009. The adoption had no net impact to DAC and DSIC.

Effective January 1, 2008, the Company adopted a new accounting standard on fair value measurements and recorded as a cumulative change in accounting principle a pretax increase of $2.0 million and $0.6 million to DAC and DSIC, respectively. See Note 3 for additional information regarding the Company's adoption of fair value accounting standards.

7. REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. The Company began reinsuring risks at this level during 2002 for term life insurance and 2003 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, the Company, for 1996 and later issues, retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York ("Genworth").

The Company also has life insurance risk previously assumed under a reinsurance arrangement with an unaffiliated insurance company.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in August 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At both December 31, 2010 and 2009, traditional life and universal life insurance in force aggregated $10.9 billion, of which $6.8 billion and $6.5 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Direct premiums                                                   $36,261      $ 35,949      $ 36,652
Reinsurance ceded                                                  (9,855)      (10,885)      (10,589)
-------------------------------------------------------------------------------------------------------
Net premiums                                                      $26,406      $ 25,064      $ 26,063
=======================================================================================================



Policy and contract charges are presented on the Statements of Operations net of $3.2 million, $2.9 million and $2.9 million of reinsurance ceded for the years ended December 31, 2010, 2009 and 2008, respectively.

Reinsurance recovered from reinsurers was $3.2 million, $4.5 million and $4.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Included in reinsurance recoverables is approximately $60.8 million and $52.3 million related to LTC risk ceded to Genworth as of December 31, 2010 and 2009, respectively. Future policy benefits include $4.4 million and $4.8 million related to an assumed reinsurance arrangement as of December 31, 2010 and 2009, respectively.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

8. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2010          2009
-------------------------------------------------------------------------------------------------
Fixed annuities                                                         $1,183,309    $1,182,426
Variable annuity fixed sub-accounts                                        235,603       310,603
Variable annuity GMWB                                                       17,818         9,188
Variable annuity GMAB                                                        4,455         4,374
Other variable annuity guarantees                                              665           709
-------------------------------------------------------------------------------------------------
  Total annuities                                                        1,441,850     1,507,300
VUL/UL insurance                                                           159,265       155,958
VUL/UL insurance additional liabilities                                      9,214         2,830
Other life, DI and LTC insurance                                           290,328       250,777
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                           1,900,657     1,916,865
Policy claims and other policyholders' funds                                 7,308         6,899
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                  $1,907,965    $1,923,764
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2010          2009
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                  $3,112,417    $2,622,191
VUL insurance variable sub-accounts                                        335,073       297,602
Other insurance variable sub-accounts                                          997         1,000
-------------------------------------------------------------------------------------------------
  Total                                                                 $3,448,487    $2,920,793
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company's variable annuity guarantees. The Company does not currently hedge its risk under the GMDB, GGU and GMIB provisions. See Note 14 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. The Company also offers term insurance as well as disability products. The Company no longer offers LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

9. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 8 for additional information regarding the Company's variable annuity guarantees.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments, less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance.

The Company has GMWB riders in force, which contain one or more of the following provisions:

- Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- Withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- Withdrawals at a specified rate per year for joint contractholders while either is alive.

- Withdrawals based on performance of the contract.

- Withdrawals based on the age withdrawals begin.

- Once withdrawals begin, the contractholder's funds are moved to one of the three least aggressive asset allocation models (of the five that are available prior to withdrawal).

- Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL contracts offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

                                                        DECEMBER 31, 2010                            DECEMBER 31, 2009
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                                                    CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN                      WEIGHTED         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE      NET AMOUNT       AVERAGE       CONTRACT       SEPARATE
(IN THOUSANDS, EXCEPT AGE)              VALUE        ACCOUNTS      AT RISK(2)    ATTAINED AGE       VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of premium                  $1,870,152     $1,804,744       $ 6,774          61         $1,517,377     $1,408,297
  Five/six-year reset                   792,424        641,143        15,804          62            830,167        665,588
  One-year ratchet                      443,530        428,059        11,344          63            378,416        351,457
  Five-year ratchet                     180,228        175,810         1,798          61            151,102        142,857
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                    $3,286,334     $3,049,756       $35,720          62         $2,877,062     $2,568,199
===========================================================================================================================
GGU DEATH BENEFIT                    $      142     $      127       $    --          51         $      121     $      107
GMIB                                 $   24,882     $   23,352       $ 2,797          62         $   25,245     $   23,555
GMWB:
  GMWB                               $  252,182     $  251,003       $ 5,163          64         $  240,069     $  231,008
  GMWB for life                       1,069,666      1,066,043         5,192          63            788,150        749,101
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                    $1,321,848     $1,317,046       $10,355          63         $1,028,219     $  980,109
===========================================================================================================================
GMAB                                 $  212,750     $  211,578       $   931          55         $  165,452     $  160,259
                                         DECEMBER 31, 2009
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN THOUSANDS, EXCEPT AGE)           AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of premium                   $ 45,453          61
  Five/six-year reset                   47,980          61
  One-year ratchet                      39,435          62
  Five-year ratchet                      6,972          60
---------------------------------------------------------------
    Total -- GMDB                     $139,840          61
===============================================================
GGU DEATH BENEFIT                     $     --          50
GMIB                                  $  4,701          62
GMWB:
  GMWB                                $ 23,872          63
  GMWB for life                         39,985          63
---------------------------------------------------------------
    Total -- GMWB                     $ 63,857          63
===============================================================
GMAB                                  $  7,419          55


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities were as follows:

(IN THOUSANDS)                                   GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability balance at January 1, 2008               $ 1,152        $ 26        $  6,308      $  1,651       $  429
Incurred claims                                        156         278          69,535        17,145          516
Paid claims                                          1,180          99              --            --           (2)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008               2,488         403          75,843        18,796          943
Incurred claims                                       (107)        (19)        (66,655)      (14,422)         719
Paid claims                                         (2,056)         --              --            --         (431)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2009                 325         384           9,188         4,374        1,231
Incurred claims                                        661          64           8,630            81        4,926
Paid claims                                           (769)         --              --            --          (81)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2010             $   217        $448        $ 17,818      $  4,455       $6,076
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2010          2009
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                $1,715,400    $1,447,083
  Bond                                                                   1,232,129       981,657
  Other                                                                    120,187       153,839
-------------------------------------------------------------------------------------------------
Total mutual funds                                                      $3,067,716    $2,582,579
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts during 2010, 2009 or 2008.

10. LINES OF CREDIT

The Company has available a committed line of credit with Ameriprise Financial aggregating the lesser of $25 million or 5% of the Company's statutory admitted assets as of the prior year end. The interest rate for any borrowings is established by reference to LIBOR. This line of credit is renewed annually on August 1st with Ameriprise Financial and filed with the New York State Insurance Department. There were no amounts outstanding on this line of credit at December 31, 2010 and 2009.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

11. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their net asset value ("NAV") and classified as Level 1. The Company's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include municipal and corporate bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from nationally-recognized pricing services. Observable inputs used to value these securities can include: reported trades, benchmark yields, issuer spreads and broker/dealer quotes. Level 3 securities primarily include corporate bonds, non-agency residential mortgage backed securities and asset backed securities. The fair value of these Level 3 securities is typically based on a single broker quote, except for the valuation of non-agency residential mortgage backed securities. Effective March 31, 2010, the Company returned to using prices from nationally-recognized pricing services to determine the fair value of non-agency residential mortgage backed securities because the difference between these prices and the results of the Company's discounted cash flows was not significant. The Company continues to classify its non-agency residential mortgage backed securities as Level 3 because the Company believes the market for these securities is still inactive and their valuation includes significant unobservable inputs.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchanged-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

measurements are classified as Level 2 within the fair value hierarchy and include swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. These Level 3 derivatives expired in 2010.

LIABILITIES
Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions (such as, market implied equity volatility and the LIBOR swap curve) and incorporate significant unobservable inputs related to contractholder behavior assumptions (such as withdrawals and lapse rates) and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

Other Liabilities
The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and options.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2010
                                                       ------------------------------------------------------
(IN THOUSANDS)                                            LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                            $   --      $1,104,641     $ 79,053     $1,183,694
     Commercial mortgage backed securities                    --         236,355        2,100        238,455
     Residential mortgage backed securities                   --         113,799      107,822        221,621
     Asset backed securities                                  --          51,711       15,024         66,735
     State and municipal obligations                          --          78,937           --         78,937
     U.S. government and agencies obligations              1,432           8,208           --          9,640
     Foreign government bonds and obligations                 --           4,506           --          4,506
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                             1,432       1,598,157      203,999      1,803,588
  Trading securities                                          --             233           --            233
  Cash equivalents                                            --          66,199           --         66,199
  Other assets:
    Interest rate derivatives                                 --           9,401           --          9,401
    Equity derivatives                                        --           9,963           --          9,963
-------------------------------------------------------------------------------------------------------------
  Total other assets                                          --          19,364           --         19,364
  Separate account assets                                     --       3,448,487           --      3,448,487
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                $1,432      $5,132,440     $203,999     $5,337,871
=============================================================================================================

Liabilities
  Future policy benefits:
    GMWB and GMAB embedded derivatives                    $   --      $       --     $ 21,650     $   21,650
  Other liabilities:
    Interest rate derivatives                                 --           1,101           --          1,101
    Equity derivatives                                        --          17,921           --         17,921
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                     --          19,022           --         19,022
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                           $   --      $   19,022     $ 21,650     $   40,672
=============================================================================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2009
                                                       ------------------------------------------------------
(IN THOUSANDS)                                            LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                            $   --      $1,053,391     $ 67,825     $1,121,216
     Residential mortgage backed securities                   --         131,661      121,928        253,589
     Commercial mortgage backed securities                    --         247,107          142        247,249
     Asset backed securities                                  --          58,159       15,656         73,815
     State and municipal obligations                          --          58,207           --         58,207
     U.S. government and agencies obligations              1,410          10,989           --         12,399
     Foreign government bonds and obligations                 --           4,504           --          4,504
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                             1,410       1,564,018      205,551      1,770,979
  Trading securities                                          --             113           --            113
  Cash equivalents                                             6          89,496           --         89,502
  Other assets                                                --          14,433          137         14,570
  Separate account assets                                     --       2,920,793           --      2,920,793
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                $1,416      $4,588,853     $205,688     $4,795,957
=============================================================================================================

Liabilities
  Future policy benefits                                  $   --      $       --     $ 13,413     $   13,413
  Other liabilities                                           --          12,404           --         12,404
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                           $   --      $   12,404     $ 13,413     $   25,817
=============================================================================================================



The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES     TRANSFERS
                                          BALANCE,                      OTHER          AND        INTO/(OUT     BALANCE,
                                         JANUARY 1,        NET      COMPREHENSI-  SETTLEMENTS,       OF)      DECEMBER 31,
(IN THOUSANDS)                              2010         INCOME       VE INCOME        NET         LEVEL 3        2010
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Corporate debt securities             $ 67,825       $     6       $ 3,245      $  7,977         $--        $ 79,053
    Residential mortgage backed
    securities                             121,928         3,497         8,942       (26,545)         --         107,822
    Commercial mortgage backed
    securities                                 142             1            (4)        1,961          --           2,100
    Asset backed securities                 15,656           122         1,553        (2,307)         --          15,024
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                         205,551         3,626(1)     13,736       (18,914)         --         203,999

Other assets                                   137          (137)(2)        --            --          --              --
Future policy benefits:
  GMWB and GMAB embedded derivatives       (13,413)       (1,334)(3)        --        (6,903)         --         (21,650)


(1) Represents a $33 thousand loss included in net realized investment gains (losses) and a $3.7 million gain included in net investment income in the Statements of Operations.

(2) Included in net investment income in the Statements of Operations.

(3) Included in benefits, claims, losses and settlement expenses in the Statements of Operations.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES     TRANSFERS
                                          BALANCE,                      OTHER          AND        INTO/(OUT     BALANCE,
                                         JANUARY 1,        NET      COMPREHENSI-  SETTLEMENTS,       OF)      DECEMBER 31,
(IN THOUSANDS)                              2009         INCOME       VE INCOME        NET         LEVEL 3        2009
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Corporate debt securities             $ 69,984       $    59       $12,498       $(5,110)      $(9,606)     $ 67,825
    Residential mortgage backed
    securities                              43,248         3,056        12,141        63,483            --       121,928
    Commercial mortgage backed
    securities                                 172             1             5           (36)           --           142
    Asset backed securities                  9,344           158         1,104         5,050            --        15,656
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                         122,748         3,274(1)     25,748        63,387        (9,606)(3)   205,551

Other assets                                   137            --            --            --            --           137
Future policy benefits                     (94,465)       85,137(2)         --        (4,085)           --       (13,413)


(1) Represents a $0.7 million loss included in net realized investment gains (losses) and a $4.0 million gain included in net investment income in the Statements of Operations.

(2) Included in benefits, claims, losses and settlement expenses in the Statements of Operations.

(3) Represents securities with a fair value of $9.6 million that were transferred to Level 2 as the fair value of the securities is now obtained from a nationally-recognized pricing service.

The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred.

The following table presents the changes in unrealized gains (losses) included in net income related to Level 3 assets and liabilities held at December 31:

                                                          2010                                      2009
                                        ----------------------------------------------------------------------------------
                                                           NET        BENEFITS,                      NET        BENEFITS,
                                                        REALIZED       CLAIMS,                    REALIZED       CLAIMS,
                                             NET       INVESTMENT    LOSSES AND        NET       INVESTMENT    LOSSES AND
                                         INVESTMENT       GAINS      SETTLEMENT    INVESTMENT       GAINS      SETTLEMENT
(IN THOUSANDS)                             INCOME       (LOSSES)      EXPENSES       INCOME       (LOSSES)      EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Corporate debt securities              $    6         $ --         $    --       $   --         $  --        $    --
    Residential mortgage backed
    securities                              3,519          (33)             --        3,822          (860)            --
    Asset backed securities                   122           --              --          158            --             --
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                          3,647          (33)             --        3,980          (860)            --
Future policy benefits                         --           --          (2,113)          --            --         83,715


During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying values and the estimated fair values of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2010                        2009
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN THOUSANDS)                                             VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                        $  167,851    $  173,704    $  183,986    $  182,954
  Policy loans                                              36,484        39,876        35,748        39,101
  Restricted cash                                               --            --         8,400         8,400

FINANCIAL LIABILITIES
  Future policy benefits                                $1,090,645    $1,139,194    $1,094,435    $1,111,583
  Separate account liabilities                               6,193         6,193         6,517         6,517


Commercial Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company's estimate of the amount recoverable on the loan.

Policy Loans
The fair value of policy loans is determined using discounted cash flows.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to the Company and do not transfer to third party market participants; therefore, the carrying amount is a reasonable estimate of fair value.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and the Company. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

12. RELATED PARTY TRANSACTIONS
Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company's variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2010, 2009 and 2008, the Company received $7.5 million, $4.8 million and $7.2 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $27.4 million, $32.3 million and $42.2 million for 2010, 2009 and 2008, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2010, 2009 and 2008, the Company paid cash dividends of $28.2 million, nil and $77.0 million, respectively, to RiverSource Life. The 2008 dividends exceeded the limitation described in Note 13. Prior to paying these dividends, the Company provided notification to the New York State Insurance Department and received a response indicating that they did not object to the payments.

Beginning in 2010, the Company's taxable income will be included in the consolidated federal income tax return of Ameriprise Financial. The Company filed a consolidated federal income tax return for 2009 with RiverSource Life. Amounts due from Ameriprise Financial for federal income taxes were $1.8 million at December 31, 2010. Amounts due to RiverSource Life for federal income taxes were $6.7 million and $9.6 million at December 31, 2010 and 2009, respectively.

13. STATUTORY CAPITAL AND SURPLUS
State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For the Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the New York State Insurance Department and are subject to potential disapproval.

Statutory net gain (loss) from operations and net income (loss) are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Statutory net gain (loss) from operations                         $59,497      $101,034      $(36,116)
Statutory net income (loss)                                        63,095        86,189       (34,045)

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Statutory capital and surplus and unassigned surplus are as follows:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2010          2009
-------------------------------------------------------------------------------------------------
Statutory capital and surplus                                            $287,773      $284,340
Statutory unassigned surplus                                              168,625       160,497


14. DERIVATIVES AND HEDGING ACTIVITIES
Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company's products and operations.

The Company currently uses derivatives as economic hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

                                                    ASSET                                      LIABILITY
DERIVATIVES NOT              BALANCE     ---------------------------      BALANCE     ---------------------------
DESIGNATED                    SHEET      DECEMBER 31,   DECEMBER 31,       SHEET      DECEMBER 31,   DECEMBER 31,
AS HEDGING INSTRUMENTS      LOCATION         2010           2009         LOCATION         2010           2009
-----------------------------------------------------------------------------------------------------------------
                                                (IN THOUSANDS)                               (IN THOUSANDS)
GMWB AND GMAB
  Interest rate                                                        Other
  contracts               Other assets      $ 9,401        $ 4,259     liabilities       $ 1,101        $ 7,432
                                                                       Other
  Equity contracts        Other assets        9,963         10,174     liabilities        17,921          4,972
                                                                       Future
  Embedded                Not                                          policy
  derivatives(1)          applicable             --             --     benefits           21,650         13,413
                                         ---------------------------                  ---------------------------
Total derivatives                           $19,364        $14,433                       $40,672        $25,817
                                         ===========================                  ===========================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 11 for additional information regarding the Company's fair value measurement of derivative instruments.

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Operations for the years ended December 31:

                                    LOCATION OF
                                    GAIN (LOSS)            AMOUNT OF GAIN (LOSS)
                                        ON                     ON DERIVATIVES
                                    DERIVATIVES             RECOGNIZED IN INCOME
DERIVATIVES NOT DESIGNATED          RECOGNIZED        -------------------------------
AS HEDGING INSTRUMENTS               IN INCOME            2010               2009
-------------------------------------------------------------------------------------
                                                               (IN THOUSANDS)
GMWB AND GMAB
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Interest rate contracts          expenses             $ 17,503           $(12,897)
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Equity contracts                 expenses              (16,587)           (47,198)
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Embedded derivatives(1)          expenses               (8,237)            81,052
-------------------------------------------------------------------------------------
Total derivatives                                       $ (7,321)          $ 20,957
=====================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to the Company's variable annuity guaranteed benefits.

Certain of the Company's annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions using various equity futures, equity options and interest rate swaps. At December 31, 2010 and 2009, the gross notional amount of derivatives contracts for the Company's GMWB and GMAB provisions was $985.7 million and $591.1 million, respectively. The deferred premium associated with the above options is paid semi-annually over the life of the option contract.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following is a summary of the payments the Company is scheduled to make for these options:

                                                                                 PREMIUMS
(IN THOUSANDS)                                                                    PAYABLE
-------------------------------------------------------------------------------------------
2011                                                                              $11,803
2012                                                                               11,803
2013                                                                               10,973
2014                                                                               10,973
2015                                                                               10,435
2016-2025                                                                          27,405


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions which are considered embedded derivatives. These embedded derivatives are bifurcated from their host contracts and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CREDIT RISK
Credit risk associated with the Company's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2010 and 2009, the Company held $2.2 million and $2.3 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2010 and 2009, the Company's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $9.1 million and $8.5 million, respectively.

Certain of the Company's derivative instruments contain provisions that adjust the level of collateral the Company is required to post based on the Company's financial strength rating (or based on the debt rating of RiverSource Life's parent, Ameriprise Financial). Additionally, certain of the Company's derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company's counterparty could require immediate settlement of any net liability position. At December 31, 2010 and 2009, the aggregate fair value of all derivative instruments in a net liability position containing such credit risk features was $10.4 million and nil, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2010 and 2009 was $10.4 million and nil, respectively. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2010 and 2009 were triggered, the Company's obligation would be limited to the net liability position.

15. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. Beginning in 2010, the Company's taxable income will be included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision (benefit) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                         $11,154       $16,836      $ 10,816
  State                                                               720         1,677         2,405
-------------------------------------------------------------------------------------------------------
    Total current income tax                                       11,874        18,513        13,221
Deferred federal income tax                                         6,789         7,335       (22,571)
-------------------------------------------------------------------------------------------------------
Income tax provision (benefit)                                    $18,663       $25,848      $ (9,350)
=======================================================================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2010          2009          2008
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%         35.0%          35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (5.3)         (5.4)          26.2
  State taxes, net of federal benefit                               0.6           1.3          (10.2)
  Taxes applicable to prior years                                  (3.0)          1.1            3.9
  Foreign tax credit, net of addback                               (1.1)         (0.6)           6.2
  Other                                                             0.1            --           (0.1)
-------------------------------------------------------------------------------------------------------
Income tax provision                                               26.3%         31.4%          61.0%
=======================================================================================================



The Company's effective tax rate was 26.3%, 31.4% and 61.0% for the years ended December 31, 2010, 2009 and 2008, respectively. For 2010, the decrease in the effective tax rate primarily reflects a decrease in pretax income for 2010 compared to 2009 while tax advantaged items increased for 2010 compared to 2009. For 2009, the decrease in the effective tax rate is primarily due to pretax income for 2009 compared to a pretax loss in relation to a net tax benefit for 2008.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2010          2009
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                 $ 60,121       $58,070
  Investment related                                                        6,084         7,084
  Other                                                                     1,994         3,295
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           68,199        68,449
-------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
  DAC                                                                      70,102        63,397
  Net unrealized gains on Available-for Sale securities                    23,617        16,227
  DSIC                                                                      8,382         8,457
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                     102,101        88,081
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                      $ 33,902       $19,632
=================================================================================================



The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, i) future taxable income exclusive of reversing temporary differences and carryforwards, ii) future reversals of existing taxable temporary differences, iii) taxable income in prior carryback years, and iv) tax planning strategies. Based on analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2010 and 2009.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $(1,602)      $(2,146)      $ 3,481
Additions (reductions) based on tax positions related to the
current year                                                           --            61        (7,720)
Additions for tax positions of prior years                         12,642           807         4,844
Reductions for tax positions of prior years                        (5,954)         (324)       (2,751)
Settlements                                                        (2,756)           --            --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $ 2,330       $(1,602)      $(2,146)
=======================================================================================================



If recognized, approximately $2.3 million, $2.9 million and $2.0 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2010, 2009 and 2008, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net expense of $1.8 million, a net expense of $17 thousand and a net benefit of $388

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------


thousand in interest and penalties for the years ended December 31, 2010, 2009 and 2008, respectively. The Company had receivables of $1.9 million and $112 thousand for the over payment of interest and penalties recorded at December 31, 2010 and 2009, respectively.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $1.3 million to $1.5 million in the next 12 months.

Ameriprise Financial and the Company file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS") completed its field examination of the Company's income tax returns for 2005 through 2007 during the third and fourth quarters of 2010. The IRS had completed its field examination of the 1997 through 2004 tax returns in recent years. However, for federal income tax purposes, these years continue to remain open as a consequence of certain issues under appeal. In the fourth quarter of 2010, the IRS commenced an examination of the Company's income tax returns for 2008 and 2009. The Company's state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2009.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.

The items comprising other comprehensive income (loss) are presented net of the following income tax benefit amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                          $7,390        $50,498      $(28,726)


16. COMMITMENTS AND CONTINGENCIES
At December 31, 2010 and 2009, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 5 for additional information.

The Company's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2010, these guarantees range up to 5.0%. To the extent the yield on the Company's invested assets portfolio declines below its target spread plus the minimum guarantee, the Company's profitability would be negatively affected.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), compensation arrangements and anticompetitive activities.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

17. STATUTORY ACCOUNTING PRINCIPLES
Reconciliations of net income and shareholder's equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York ("SAP") are as follows:

Net Income

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2010          2009          2008
-------------------------------------------------------------------------------------------------------
Net income (loss), per accompanying financial statements         $ 52,270      $ 56,402      $ (5,964)
Capitalization/amortization of DAC, net (GAAP item)               (15,595)      (15,221)       12,770
Capitalization/amortization of DSIC, net (GAAP item)               (2,116)       (2,263)       (2,211)
Change in deferred income taxes(1)(2)                               6,789         7,335       (22,571)
Change in future policy benefits(1)                                16,819       (59,162)       32,034
Current income tax expense(1)                                      (4,355)       (7,584)       11,939
Change in separate account liability adjustment (SAP item)         (2,812)       61,812       (19,887)
Derivatives(1)(2)                                                  11,018        46,726       (42,280)
Change in interest maintenance reserve (SAP item)                   1,313        (3,187)        1,507
Other, net                                                           (236)        1,331           618
-------------------------------------------------------------------------------------------------------
Net income (loss), SAP basis                                     $ 63,095      $ 86,189      $(34,045)
=======================================================================================================



(1) Represents valuation differences between GAAP and SAP income statement amounts.

(2) Represents amounts which are recorded directly to surplus for statutory reporting purposes.

Shareholder's Equity

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2010          2009
-------------------------------------------------------------------------------------------------
Shareholder's equity, per accompanying financial statements              $ 470,641     $ 432,971
DAC (GAAP item)                                                           (227,688)     (221,942)
Net unrealized gains and losses on Available-for-Sale investments
(GAAP item)                                                               (114,491)      (55,915)
DSIC (GAAP item)                                                           (23,947)      (22,919)
Future policy benefits(1)(2)                                                10,149       (24,810)
Deferred income taxes, net(1)                                               76,153        59,533
Separate account liability adjustment (SAP item)                           146,852       149,664
Non-admitted assets (SAP item)                                             (26,580)      (15,162)
Other, net                                                                 (23,316)      (17,080)
-------------------------------------------------------------------------------------------------
Capital and surplus, SAP basis                                           $ 287,773     $ 284,340
=================================================================================================



(1) Represents valuation differences between GAAP and SAP balance sheet amounts.

(2) In 2010, RiverSource Life recorded a prior period correction of $(12.9) million to comply with New York Regulation 147 valuation requirements for variable universal life reserves.

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1 (800) 541-2251

           RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of
                           New York, Albany, New York.
Both companies are affiliated with Ameriprise Financial Services, Inc. Only
                        RiverSource Life Insurance Co. of
       New York is authorized to sell insurance and annuities in New York.

      (C)2008-2011 RiverSource Life Insurance Company. All rights reserved. S-6177 AD (4/11)